UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 2, 2017

ACETO CORPORATION

(Exact name of registrant as specified in its charter)

New York	000-04217	11-1720520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Tri Harbor Court, Port Washington, NY	11050
(Address of principal executive offices)	(Zip Code)

(516) 627-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2017, the Board of Directors (the “Board”) of Aceto Corporation (the “Company”) voted to increase the size of the Board from eight to nine members and appointed Vimal Kavuru, age 48, as a director to fill the vacancy. Mr. Kavuru is currently a member of the executive committee of Rising Pharmaceuticals, Inc. (“Rising”), a wholly-owned subsidiary of the Company.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2016 (the “December 8-K”), Mr. Kavuru previously entered into an employment agreement in connection with his appointment as a member of Rising’s executive committee. Mr. Kavuru’s biography is included, and his employment arrangements are described, in the December 8-K. He will not receive any additional compensation for service as a director of the Company.

Except for the Board Nomination Right disclosed in the December 8-K, Mr. Kavuru was not selected as a director pursuant to any arrangement or understanding with any other person.

Mr. Kavuru is a principal equity owner and executive officer of entities that own, directly or indirectly, Cedar Pharma LLC (formerly known as Citron Pharma LLC and referred to herein as “Citron”) and Aster Pharma LLC (formerly known as Lucid Pharma LLC and referred to herein as “Lucid”). As previously described in the December 8-K and in the Company’s Current Report on Form 8-K dated November 2, 2016 (the “November 8-K”), two of Rising’s wholly-owned subsidiaries, Rising Health, LLC (formerly known as Romeo Charlie Acquisition I, LLC and referred to herein as “Rising Health”) and Acetris Health, LLC (formerly known as Romeo Charlie Acquisition II, LLC), acquired certain generic products and related assets from Citron and Lucid in a transaction that was consummated on December 21, 2016 (the “Prior Acquisition”).

Mr. Kavuru is also a principal equity owner and director of Cronus Research Labs Private Limited, a research and development company headquartered in India (“Cronus”). As previously disclosed in the November 8-K, on November 2, 2016, Rising Health entered into two amended and restated joint development agreements pursuant to which Cronus has been engaged to develop a portfolio of pipeline products on behalf of Rising.

Mr. Kavuru was not affiliated with the Company at the time that the Company or its subsidiaries entered into the above-mentioned agreements relating to the Prior Acquisition or Cronus. The descriptions of those agreements in the November 8-K and December 8-K are incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Dated: February 2, 2017	By:	/s/ Salvatore Guccione
	Name:	Salvatore Guccione
	Title:	President and Chief Executive Officer

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